UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2006

ALABAMA NATIONAL BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1927 First Avenue North, Birmingham, Alabama 35203

(Address of principal executive offices, including zip code)

(205) 583-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On December 8, 2006, Alabama National BanCorporation (the “Company”) amended its credit facility (the “Credit Facility”) with Regions Bank, successor by merger to AmSouth Bank (“Regions Bank”), in order to increase the maximum amount that may be borrowed under the Credit Facility from $10 million to $20 million. In order to provide for this increase in borrowing amount, the Company and Regions Bank entered into an Eleventh Amendment to Credit Agreement and a Ninth Note Modification Agreement. Each of these amendments is attached as an exhibit to this Form 8-K. The Credit Facility continues to bear interest at a rate of LIBOR plus 0.65 basis points and has a maturity date of May 30, 2007. The outstanding balance under the Credit Facility was approximately $7.8 million as of December 8, 2006. The Credit Facility also continues to contain certain payment cross-default provisions with respect to the Company’s Revolving Note in the principal amount of $16 million with Regions Bank dated April 3, 2006 (the “Revolving Note”).

In connection with the December 8, 2006 amendment to the Credit Facility, the Company entered into a First Amendment to Pledge Agreement with Regions Bank, pursuant to which borrowings under the Credit Facility are secured by a pledge of the stock of a subsidiary bank of the Company in favor of Regions Bank. The stock of this subsidiary also secures the Revolving Note. The First Amendment to Pledge Agreement is attached as an exhibit to this Form 8-K.

The foregoing description of the Eleventh Amendment to Credit Agreement, the Ninth Note Modification Agreement, the First Amendment to Pledge Agreement and the Revolving Note does not purport to be complete and is qualified in its entirety by reference to copies of the agreements that are attached as exhibits to this Form 8-K and the Revolving Note that is attached as Exhibit 10.3 to the Form 8-K filed by the Company with the SEC on April 4, 2006, and are incorporated into this report by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The description of the Eleventh Amendment to Credit Agreement, the Ninth Note Modification Agreement and the First Amendment to Pledge Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit

10.1	Eleventh Amendment to Credit Agreement

10.2	Ninth Note Modification Agreement

10.3	First Amendment to Pledge Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National Bancorporation

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and Chief Financial Officer

Dated: December 12, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Eleventh Amendment to Credit Agreement

10.2	Ninth Note Modification Agreement

10.3	First Amendment to Pledge Agreement